UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 28, 2012

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 500, 2030 Hamilton Place Blvd., Chattanooga, TN 37421
(Address of principal executive office, including zip code)

(423) 855-0001
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On September 28, 2012, CBL & Associates Properties, Inc. (the “Company”) and CBL & Associates Limited Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith, Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC and each of the other underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters 6,000,000 depositary shares, each representing 1/10th of a share of its 6.625% Series E Cumulative Redeemable Preferred Stock, having a liquidation preference of $25.00 per depositary share.  Additionally, the Company granted the Underwriters an option to purchase up to 900,000 additional depositary shares from the Company within 30 days from the date of the prospectus supplement referenced below. The depositary shares will be offered and sold pursuant to a prospectus supplement, dated September 28, 2012 and related prospectus, dated July 3, 2012, filed with the Securities and Exchange Commission, relating to the Company's shelf registration statement on Form S-3 (File No. 333-182515).  A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1.

The Company intends to use the estimated net offering proceeds of $144.8 million to redeem all or a portion of the outstanding shares of its 7.75% Series C Cumulative Redeemable Preferred Stock and any additional net proceeds will be used to reduce outstanding balances under its lines of credit. The offering is expected to close on October 5, 2012, subject to customary closing conditions. The Company's press release announcing the pricing of the depositary shares is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired

Not applicable

(b)    Pro Forma Financial Information

Not applicable

(c)    Shell Company Transactions

Not applicable

(d)    Exhibits

Exhibit Number	Description
1.1
Underwriting Agreement, dated September 28, 2012, by and among CBL & Associates Properties, Inc. and CBL & Associates Limited Partnership and the underwriters named therein, for whom Merrill Lynch, Pierce, Fenner & Smith, Incorporated, J.P. Morgan Securities, LLC and Wells Fargo Securities, LLC served as representatives.

5.3	Opinion of Husch Blackwell LLP as to the legality of the registered securities.
8.2	Tax opinion of Husch Blackwell LLP, counsel for the Company.
99.1	Press Release - CBL Announces Pricing of $150 Million of 6.625% Series E Cumulative Redeemable Preferred Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana K. Mitchell
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer and Treasurer

Date: September 28, 2012